           MORTGAGE





                     ADVANTUS MORTGAGE SECURITIES FUND


           ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 1999

                                                                   [LOGO]
                                                                ADVANTUS-TM-
                                                               FAMILY OF FUNDS



[GRAPHIC]
FIXED INCOME

ADVANTUS MORTGAGE SECURITIES FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          7

STATEMENT OF ASSETS AND
LIABILITIES                       11

STATEMENT OF OPERATIONS           12

STATEMENTS OF CHANGES IN NET
ASSETS                            13

NOTES TO FINANCIAL STATEMENTS     14

INDEPENDENT AUDITORS' REPORT      20

FEDERAL INCOME TAX INFORMATION    21

SHAREHOLDER SERVICES              23

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

Growth has been the economic story throughout this fiscal year. The domestic growth story continues, albeit growth is slower than in the past. The Federal Reserve's proactive stance (i.e., raising rates BEFORE reported inflation) demonstrates the Fed's continuing resolve to control inflation by reigning in domestic growth. So far, the Fed has achieved this delicate economic balance.

World growth is slowly accelerating. The global economic picture is vastly different than it was one year ago. Japan has worked its way back from a devastating recession and financial crisis. Emerging markets are surging and international markets, overall, are strong. The world's central banks have played critical roles in getting their respective countries back on track. Like the Fed, the world's central banks plotted a course of action, and like the Fed, these banks espoused an expansionary bias. Relative to conditions, each bank aggressively used its monetary policy to lower interest rates. These actions have contributed to global economic recovery, country by country.

As the rest of the world rallies, the conditions in the U.S. will likely put more pressures on our economic systems. The fixed income market may feel some pressure too due to higher commodity prices, global economic growth, a weaker dollar, tight labor market, and a Fed poised to tighten. Conditions may also bode poorly for the stock market. After several years of good equity markets - driven by both robust growth and higher valuation levels - investors are acutely aware that the environment is changing. The markets will continue under pressure if interest rates move higher and valuations peak, challenging the long-running bull market. On a brighter note, the loss of price momentum in the U.S. equity market will allow earnings growth to catch up with multiples, thus building the base for the next leg up in the secular bull market for equities.

If at any time you have questions about your Advantus mutual fund investments, I encourage you to contact your financial professional or call Advantus Shareholders Services at 1-800-665-6005. This number allows you 24-hour access, seven days a week, to your mutual fund account information via an automated voice-response system. Or you can speak directly to an Advantus Shareholder Services Representative during business hours, 8 A.M. to 4:45 P.M. (Central
Time) any day that the New York Stock Exchange is open for business.

We appreciate your continued patronage of Advantus Funds. Helping you move closer to your investment goals is important to us, and we look forward to working long-term with you and your financial professional. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS MORTGAGE SECURITIES FUND

PERFORMANCE UPDATE

[PHOTO]

KENT WEBER, CFA
PORTFOLIO UPDATE
The Advantus Mortgage
Securities Fund is a mutual
fund designed for investors
seeking a high level of
current income consistent
with prudent investment risk.
The Fund hopes to achieve its
income objective by investing
primarily in a diversified
portfolio of mortgage-
related securities.

  - Dividends declared daily and paid monthly.

  - Capital gains distributions paid annually.

PERFORMANCE

The performance of your Advantus Mortgage Securities Fund for the year ended September 30, 1999 was as follows for the three classes of shares currently outstanding:

CLASS A..........................        2.26 PERCENT*
CLASS B..........................        1.51 PERCENT*
CLASS C..........................        1.50 PERCENT*

The Fund's benchmark index, the Lehman Brothers Mortgage-Backed Securities Index** returned 2.26 percent for the same period.

PERFORMANCE ANALYSIS
It has been a tumultuous year in the fixed income market, as interest rates rebounded off their generational lows and spreads went on a roller coaster ride. The equity markets were the first to come roaring back, and with that the spread markets (i.e., mortgages, corporates and agencies) were able to ultimately regain some confidence. Consumers fearlessly drove demand higher, giving investors all the evidence they needed to set aside any lingering fears of the ill effects of anemic growth and global recession and cause to push interest rates higher. Then, all eyes quickly turned to the reemerging threat of inflation as a tight labor market and rising commodity prices confirmed the start of a more meaningful global recovery. When the dust settled, the yield on the 10-Year Treasury had climbed 1.5 percent and the Federal Reserve had been called back into the game to retire excess liquidity and hold the line on inflation.

Spreads (yield premiums over treasuries) in the mortgage market made an impressive come back earlier in the year tightening from their wide level as credit and prepayment concerns slowly faded. This tightening in spreads helped cushion the blow of higher rates that ate into a large chunk of our income. Unfortunately, as the year progressed, some of these hard fought gains were short lived as discerning, value investing themes faded and spreads leaked wider as demand for liquidity escalated on the back of excess corporate and agency supply and Y2K preparation.

The silver lining to this cloud is that the mortgage market was the best performing sector in the fixed income market and one of only two sectors to produce positive returns. The catalysts that spurred the mortgage markets performance were strong demand for better yielding high quality securities and dwindling supply due to slower prepayments. These factors played out as higher rates sent the 1998 refinance cycle into the history books.

Throughout the year, we have worked to preserve principal by keeping our duration in line with the Fund's benchmark index - currently at 4.2 years. The investment themes employed to accomplish this included selling longer duration assets and purchasing seasoned mortgage securities. Seasoned securities carry less duration extension risk, which tends to occur in the mortgage market as the general levels of prepayments begin to slow.

Keep in mind that prepayment management is a fact of life in the mortgage market. Prepayments, in and of themselves, are not necessarily bad. The quality and predictability of prepayments will vary from one security to another, and their price reflects the market's expectations. The driving issues are whether the prepayment levels received on the security can deviate meaningfully from market expectations and whether the security is priced correctly to ensure proper compensation for owning and managing the relative variability of the security's cashflow (i.e., the prepayments).

Thankfully, we were able to opportunistically add to our over weights in seasoned non-agency, residential and commercial mortgage securities on the wave of spread widening that occurred early and again later in the year. Our core holdings remain in the agency residential mortgage sector where we are over weighted in newly issued current and discount priced mortgage securities. These agency securities continue to offer attractive yields (north of 7.5 percent*), solid liquidity and stable prepayment profile. The focus of this core- plus strategy is to mine value from the bottom up one security at a time from solid sectors of the mortgage market. By selectively emphasizing high quality, non-index securities and actively managing prepayment, liquidity and credit risk we are able to structure a solidly diversified portfolio.

OUTLOOK
Currently, we remain duration neutral, thereby keeping our powder dry until a more opportunistic time becomes available to take a larger duration position. Likewise, we remain overweighted in target rich sectors such as seasoned commercial and investment grade residential mortgage securities. These sectors offer up some of the best relative value as the fundamentals continue to strengthen while liquidity remains challenged. In fact, many of the current opportunities come from the market's demand for liquidity and to investors willing and able to provide it.

We believe that a lot of damage has already been inflicted upon the bond market and that we are moving closer to the end game of this cyclical bear market in bonds. While less undervalued today than at the beginning of the reporting period, we believe the mortgage market continues to offer investors a historically attractive combination of high yields and credit quality. In the last twelve months, the mortgage market has worked its way back into great fundamental shape at a time when supply continues to subside. However, given the nervousness of the market it will most likely be next year before spreads are able to move meaningfully tighter. Likewise, we may need to see interest rates move moderately higher and into undervalued territory in order to assure a broad slowing in domestic growth and a less custodial Federal Reserve.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
        INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND, LEHMAN BROTHERS
           MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1989 through September 30, 1999. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through September 30, 1999.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              CLASS A   CPI    LEHMAN BROTHERS
                                               MORTGAGE-BACKED
                                               SECURITIES INDEX
09/30/89                       10,000  10,000            10,000
10/31/89                        9,782  10,056            10,228
10/31/90                       10,409  10,689            11,094
10/31/91                       12,076  11,002            12,970
10/31/92                       13,066  11,354            14,027
10/31/93                       14,559  11,659            15,135
09/30/94                       13,927  12,011            14,893
09/30/95                       15,811  12,276            16,907
09/30/96                       16,574  12,644            17,888
09/30/97                       18,293  12,925            19,683
09/30/98                       19,890  13,109            21,381
09/30/99                       20,340  13,454            21,864
Thousands
AVERAGE ANNUAL TOTAL RETURN:
One year                       -2.34%
Five year                       6.88%
Ten year                        7.35%

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              CLASS B   CPI    LEHMAN BROTHERS
                                               MORTGAGE-BACKED
                                               SECURITIES INDEX
8/19/94                        10,000  10,000            10,000
9/30/94                         9,928  10,067             9,874
9/30/95                        10,742  10,289            11,209
9/30/96                        11,297  10,598            11,859
9/30/97                        12,521  10,833            13,049
9/30/98                        13,633  10,987            14,175
9/30/99                        13,841  11,276            14,495
Thousands
AVERAGE ANNUAL TOTAL RETURN:
One year                               -3.49%
Five year                               6.87%
Since inception (8/19/94)               6.56%

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              CLASS C   CPI    LEHMAN BROTHERS
                                               MORTGAGE-BACKED
                                               SECURITIES INDEX
03/1/95                        10,000  10,000            10,000
09/30/95                       10,791  10,146            10,793
09/30/96                       11,230  10,450            11,419
09/30/97                       12,314  10,682            12,565
09/30/98                       13,290  10,834            13,649
09/30/99                       13,489  11,119            13,957
Thousands
AVERAGE ANNUAL TOTAL RETURN:
One year                                1.50%
Since inception (3/1/95)                6.74%

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

                                         PRUDENT SECTOR DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilites   1.5%
FNMA                              10.7%
FHLMC                               .9%
GNMA                              18.6%
Vendee Mortgage Trust              4.8%
Other Mortgage-Backed Securities  62.6%
Preferred Stock                     .9%

                              SOLID LIQUIDITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and other Assets/Liabilities        1.5%
Preferred Stock                           .9%
Private 144A and Other Illiquid Issues   9.2%
Public Issues                           88.4%

                                         HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   1.5%
Preferred Stock                      .9%
AAA Rated                          46.6%
AA Rated                           18.2%
A Rated                            12.3%
BBB Rated                          17.8%
BB Rated                            2.7%

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1999

           (Percentages of each investment category relate to total net assets.)

                                                                                          MARKET
PRINCIPAL                                                                                VALUE(A)
---------                                                                               -----------
LONG-TERM DEBT SECURITIES (97.6%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (35.0%)
    Federal Home Loan Mortgage Corporation (FHLMC) (.9%)
$  491,656   .......................................................  6.500%  12/01/23  $   473,242
                                                                                        -----------
    Federal National Mortgage Association (FNMA) (10.7%)
 1,911,791   .......................................................  6.500%  05/01/28    1,834,463
    94,796   .......................................................  6.500%  09/01/28       90,962
   721,992   .......................................................  6.500%  10/01/28      687,831
   750,000   .......................................................  6.500%  08/01/29      719,450
   800,000   .......................................................  6.500%  09/01/29      767,414
   562,614   .......................................................  7.000%  02/01/29      550,439
     1,404   .......................................................  7.000%  08/01/29        1,380
 1,000,000   .......................................................  7.000%  09/01/29      983,147
                                                                                        -----------
                                                                                          5,635,086
                                                                                        -----------
    Government National Mortgage Association (GNMA) (18.6%)
   500,000    (d)...................................................  7.500%  01/01/29      500,234
   567,602   .......................................................  6.500%  11/15/28      542,884
 1,000,000    (d)...................................................  7.000%  01/01/29      982,500
 1,293,297   .......................................................  6.500%  03/15/29    1,236,575
   972,749   .......................................................  6.500%  03/15/29      930,086
 1,000,000    (d)...................................................  7.000%  01/01/29      981,250
   249,349   .......................................................  7.000%  03/15/29      244,533
   666,991   .......................................................  7.000%  07/15/29      654,916
 2,000,000   .......................................................  7.000%  08/15/29    1,963,794
   500,000   .......................................................  7.000%  09/15/29      490,949
   399,428   .......................................................  7.500%  04/15/28      400,916
        25   .......................................................  7.500%  08/15/29           25
   867,863   .......................................................  7.875%  05/15/17      900,951
                                                                                        -----------
                                                                                          9,829,613
                                                                                        -----------
    Vendee Mortgage Trust Participation Certificates (4.8%)
 1,125,078    (c)...................................................  7.210%  02/15/25    1,118,507
   688,108    (c)...................................................  7.793%  02/15/25      700,589
   712,287    (c)...................................................  8.293%  12/15/26      733,250
                                                                                        -----------
                                                                                          2,552,346
                                                                                        -----------
             Total U.S. government and agencies obligations (cost: $18,622,824).......   18,490,287
                                                                                        -----------

              See accompanying notes to investments in securities.

ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                          MARKET
PRINCIPAL                                                                                VALUE(A)
-------------------------------------------------------------------------------------------------
OTHER MORTGAGE-BACKED SECURITIES (62.6%)
    Asset-Backed Securities (3.0%)
$1,100,949   Banco Hipotecario Nacional - 144A Issue (b)(e)........   7.916%  07/25/09  $   957,826
   621,588   Tyron Mortgage Funding.................................  7.750%  12/20/09      627,046
                                                                                        -----------
                                                                                          1,584,872
                                                                                        -----------
    Collateralized Mortgage Obligations (.5%)
   303,671   Collateralized Mortgage Trust..........................  5.000%  07/01/18      285,500
                                                                                        -----------
    Commercial Mortgage-Backed Securities (13.1%)
        --   Asset Securitization Corporation (e)(f)...............   9.275%  08/13/29    1,484,818
 1,000,000   Covenant Retirement Community..........................  6.250%  12/01/22      984,282
   750,000   Nomura Asset Securities Corporation....................  7.637%  04/13/36      757,770
 1,000,000   Nomura Asset Securities Corporation....................  7.708%  04/13/36    1,012,110
   846,000   Pleasant Hill Revenue Bond.............................  7.950%  09/20/15      880,836
 1,748,816   Rosewood Care Center...................................  7.250%  11/01/13    1,790,561
                                                                                        -----------
                                                                                          6,910,377
                                                                                        -----------
    Mortgage Revenue Bonds (6.2%)
 1,100,000   California Housing Finance Agency......................  7.760%  08/01/25    1,126,932
   710,000   California Housing Finance Agency......................  8.160%  02/01/28      726,435
 1,000,000   Pennsylvania Housing Finance...........................  7.410%  10/01/17      994,109
   397,400   Wyoming Community Development..........................  6.850%  06/01/10      397,400
                                                                                        -----------
                                                                                          3,244,876
                                                                                        -----------
    Whole Loan Mortgage-Backed (39.8%)
   416,728   American Housing Trust.................................  8.125%  06/25/18      423,433
 1,308,102   Bear Stearns Mortgage Securities, Inc..................  6.750%  04/30/30    1,271,763
   710,345   Bear Stearns Mortgage Securities, Inc..................  8.000%  11/25/29      716,418
 1,762,246   Chase Mortgage Finance Corporation.....................  6.750%  11/25/24    1,696,074
 2,250,000   Countrywide Funding....................................  7.000%  06/25/24    2,054,250
 1,150,000   CSFB Finance Company - 144A Issue (e).................   5.969%  11/15/05    1,012,000
 1,324,968   DLJ Mortgage Acceptance Corporation....................  6.750%  01/25/24    1,246,874
   544,949   GE Capital Mortgage Services, Inc......................  6.000%  04/25/09      514,699
   713,182   GE Capital Mortgage Services, Inc......................  6.750%  09/25/12      675,561
 1,254,369   GE Capital Mortgage Services, Inc......................  7.000%  03/25/26    1,211,369
 1,095,856   Morserv, Inc...........................................  7.000%  11/25/11    1,088,239
   609,610   Norwest Mortgage, Inc..................................  7.500%  12/25/26      588,463
 1,084,770   Paine Webber Mortgage Acceptance Corporation...........  6.930%  02/25/24    1,031,302
   627,814   Paine Webber Mortgage Acceptance Corporation...........  8.125%  07/25/09      626,313
 1,158,664   Prudential Home Mortgage Securities....................  6.050%  04/25/24    1,080,767
 1,251,198   Prudential Home Mortgage Securities....................  6.500%  10/25/23    1,210,009
 1,271,954   Prudential Home Mortgage Securities....................  6.500%  04/25/26    1,188,717
 1,479,411   Residential Funding Mortgage...........................  7.000%  10/25/23    1,438,890

              See accompanying notes to investments in securities.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                          MARKET
PRINCIPAL                                                                                VALUE(A)
---------                                                                               -----------
OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$  522,920   Residential Funding Mortgage...........................  7.250%  07/25/11  $   511,290
 1,557,250   Securitized Asset Sales, Inc. - 144A Issue (e)........   6.808%  11/28/23    1,410,183
                                                                                        -----------
                                                                                         20,996,614
                                                                                        -----------
             Total other mortgage-backed securities (cost: $33,458,123)...............   33,022,239
                                                                                        -----------
             Total long-term debt securities (cost: $52,080,947)......................   51,512,526
                                                                                        -----------
SHARES
------
PREFERRED STOCK (.9%)
  FINANCIAL (.9%)
    Real Estate Investment Trust (.9%)
    11,000   Duke Realty Investments, Inc. - 7.99%....................................      494,313
                                                                                        -----------
             Total preferred stock (cost: $550,000)...................................      494,313
                                                                                        -----------
PRINCIPAL
---------
SHORT-TERM SECURITIES (2.2%)
$  743,008   Federated Prime Obligation Fund, current rate 5.220%.....................      743,008
   405,000   U.S. Treasury Bond.....................................  4.697%  12/09/99      401,429
                                                                                        -----------
             Total short-term securities (cost: $1,144,444)...........................    1,144,437
                                                                                        -----------
             Total investments in securities (cost: $53,775,391) (g)..................  $53,151,276
                                                                                        ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 1.8% of net assets in foreign securities as of September 30, 1999.
(c) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at September 30, 1999.
(d) At September 30, 1999 the total cost of investments issued on a when-issued or forward commitment basis is $1,978,135.
(e) Represents ownership in an illiquid and/or restricted security. (See note 6 to the financial statements.) Information concerning the illiquid and/or restricted securities held at September 30, 1999, which includes acquisition date and cost, is as follows:

                                                                           ACQUISITION
  SECURITY:                                                                   DATE           COST
  ---------                                                                -----------  --------------
  Asset Securitization Corporation.......................................    various    $   1,484,654
  Banco Hipotecario Nacional 144A Issue*.................................    various          984,962
  CSFB Finance Company 144A Issue*.......................................    various        1,145,969
  Securitized Asset Sales, Inc. 144A Issue*..............................    various        1,432,609
                                                                                        -------------
                                                                                        $   5,048,194
                                                                                        =============

   * A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) At September 30, 1999 the cost of securities for federal income tax purposes was $53,794,584. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


  Gross unrealized appreciation......................................................  $      320,687
  Gross unrealized depreciation......................................................        (963,995)
                                                                                       --------------
  Net unrealized depreciation........................................................  $     (643,308)
                                                                                       ==============

                 (This page has been left blank intentionally.)

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1999

                                  ASSETS
Investments in securities, at market value - see
 accompanying schedule for detailed listing
 (identified cost: $53,775,391).............................    $53,151,276
Cash in bank on demand deposit..............................        137,845
Receivable for Fund shares sold.............................         88,636
Receivable for investment securities sold...................      1,870,014
Accrued interest receivable.................................        407,895
Other receivables...........................................            439
                                                                -----------
    Total assets............................................     55,656,105
                                                                -----------
                                LIABILITIES
Payable for investment securities purchased.................      2,684,860
Payable for Fund shares redeemed............................         39,269
Dividends payable to shareholders...........................         80,682
Payable to Adviser..........................................         52,187
                                                                -----------
    Total liabilities.......................................      2,856,998
                                                                -----------
Net assets applicable to outstanding capital stock..........    $52,799,107
                                                                ===========
Represented by:
  Capital stock - authorized 10 billion shares (Class A -
  2 billion shares, Class B - 2 billion shares, Class C -
  2 billion shares and 4 billion shares unallocated) of $.01
  par value (note 1)........................................    $    51,207
  Additional paid-in capital................................     53,986,438
  Distributions in excess of net investment income..........        (80,682)
  Accumulated net realized losses from investments..........       (533,741)
  Unrealized depreciation on investments....................       (624,115)
                                                                -----------
    Total - representing net assets applicable to
    outstanding capital stock...............................    $52,799,107
                                                                ===========
Net assets applicable to outstanding Class A shares.........    $33,616,635
                                                                ===========
Net assets applicable to outstanding Class B shares.........    $14,056,810
                                                                ===========
Net assets applicable to outstanding Class C shares.........    $ 5,125,662
                                                                ===========
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 3,262,306....................    $     10.30
                                                                ===========
  Class B - Shares outstanding 1,361,216....................    $     10.33
                                                                ===========
  Class C - Shares outstanding 497,187......................    $     10.31
                                                                ===========

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999

Investment income:
  Interest..................................................    $ 3,554,023
  Dividends.................................................         72,279
                                                                -----------
      Total investment income...............................      3,626,302
                                                                -----------
Expenses (note 4):
  Investment advisory fee...................................        287,662
  Rule 12b-1 fees - Class A.................................         89,220
  Rule 12b-1 fees - Class B.................................        121,858
  Rule 12b-1 fees - Class C.................................         43,336
  Administrative services fee...............................         61,400
  Custodian fees............................................          6,347
  Auditing and accounting services..........................         19,331
  Legal fees................................................         11,894
  Directors' fees...........................................            928
  Registration fees.........................................         41,672
  Printing and shareholder reports..........................         32,715
  Insurance.................................................          3,595
  Other.....................................................          4,480
                                                                -----------
      Total expenses........................................        724,438
                                                                -----------
  Less fees and expenses waived or absorbed:
    Class A Rule 12b-1 fees.................................         (5,448)
    Other fund expenses.....................................       (119,827)
                                                                -----------
      Total fees and expenses waived or absorbed............       (125,275)
                                                                -----------
      Total net expenses....................................        599,163
                                                                -----------
      Investment income - net...............................      3,027,139
                                                                -----------
Realized and unrealized losses on investments:
  Net realized losses on investments (note 3)...............        (65,331)
  Net change in unrealized appreciation or depreciation on
    investments.............................................     (1,911,573)
                                                                -----------
      Net losses on investments.............................     (1,976,904)
                                                                -----------
Net increase in net assets resulting from operations........    $ 1,050,235
                                                                ===========

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                 FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998

                                                                    1999            1998
                                                                ------------    ------------
Operations:
  Investment income - net...................................    $ 3,027,139     $ 2,432,701
  Net realized gain (loss) on investments...................        (65,331)        585,744
  Net change in unrealized appreciation or depreciation on
    investments.............................................     (1,911,573)        392,690
                                                                -----------     -----------
      Increase in net assets resulting from operations......      1,050,235       3,411,135
                                                                -----------     -----------
Distributions to shareholders from:
  Investment income - net:
    Class A.................................................     (2,161,384)     (1,866,254)
    Class B.................................................       (697,922)       (428,822)
    Class C.................................................       (248,515)       (161,070)
  Tax return of capital:
    Class A.................................................        (25,263)        (99,215)
    Class B.................................................         (8,157)        (30,946)
    Class C.................................................         (2,905)        (12,017)
                                                                -----------     -----------
      Total distributions...................................     (3,144,146)     (2,598,324)
                                                                -----------     -----------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.................................................      6,839,761       9,621,075
    Class B.................................................      6,350,510       6,091,960
    Class C.................................................      4,626,359       4,378,096
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A.................................................      1,450,093       1,276,840
    Class B.................................................        583,352         368,689
    Class C.................................................        225,596         146,111
  Payments for redemption of shares:
    Class A.................................................     (5,521,715)     (7,308,009)
    Class B.................................................     (2,457,525)     (2,624,311)
    Class C.................................................     (3,893,536)     (2,429,147)
                                                                -----------     -----------
      Increase in net assets from capital share
        transactions........................................      8,202,895       9,521,304
                                                                -----------     -----------
      Total increase in net assets..........................      6,108,984      10,334,115
Net assets at beginning of year.............................     46,690,123      36,356,008
                                                                -----------     -----------
Net assets at end of year (including (distributions in
  excess of) net investment income of ($80,682) and $0,
  respectively).............................................    $52,799,107     $46,690,123
                                                                ===========     ===========

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

(1) ORGANIZATION

    The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

are subject to market fluctuations. As of September 30, 1999, the Fund had entered into outstanding when-issued or forward commitments of $1,978,135. The Fund has segregated assets, with the Fund's custodian, to cover such when-issued and forward commitment transactions.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $514,548 which, if not offset by subsequent capital gains, will expire September 30, 2003 through 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $69,278,109 and $62,132,521, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .575 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

 .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Prior to February 1, 1999, Ascend waived that portion of Class A Rule 12b-1 fees which exceeded, as a percentage of average daily net assets, .25 percent. For the period from October 1, 1998 to January 31, 1999, the total amount of Class A Rule 12b-1 fees waived was $5,448.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. For the period from February 1, 1999 to July 31, 1999, the administrative services fee was $5,700 per month. Effective August 1, 1999, the administrative services fee is $6,200 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. For the year ended September 30, 1999, Advantus Capital voluntarily agreed to absorb $119,827 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $103,245.

    As of September 30, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 641,794 Class A shares which represents 19.7 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $10,454.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended September 30, 1999 and 1998 were as follows:

                                                 CLASS A               CLASS B               CLASS C
                                           -------------------   -------------------   -------------------
                                             1999       1998       1999       1998       1999       1998
                                           --------   --------   --------   --------   --------   --------
Sold.....................................   647,824    903,705    602,510    571,435    441,108    410,305
Issued for reinvested distributions......   138,280    119,619     55,494     34,443     21,471     13,630
Redeemed.................................  (525,955)  (685,656)  (232,573)  (245,853)  (369,048)  (227,658)
                                           --------   --------   --------   --------   --------   --------
                                            260,149    337,668    425,431    360,025     93,531    196,277
                                           ========   ========   ========   ========   ========   ========

(6) RESTRICTED AND ILLIQUID SECURITIES

    At September 30, 1999, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted securities) and other illiquid issues. In the event the securities are registered, those carrying registration rights allow for the issuer to

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) RESTRICTED AND ILLIQUID SECURITIES - (CONTINUED)

bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted and illiquid securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted and illiquid securities held by the Fund at September 30, 1999 was $4,864,827 which represents 9.2% of net assets.

(7) YEAR 2000 (UNAUDITED)

    In 1995, Minnesota Life began addressing computer system requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $12 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                           CLASS A
                                 --------------------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                 --------------------------------------------------------------------------------------------
                                       1999               1998               1997               1996             1995(A)
                                 ----------------   ----------------   ----------------   ----------------   ----------------
Net asset value, beginning of
  year........................       $ 10.75            $ 10.54            $ 10.23            $ 10.36            $  9.70
                                     -------            -------            -------            -------            -------
Income from investment operations:
  Net investment income.......           .69                .64                .70                .62                .62
  Net gains (losses) on
    securities (both realized
    and unrealized)...........          (.45)               .25                .33               (.13)               .65
                                     -------            -------            -------            -------            -------
    Total from investment
      operations..............           .24                .89               1.03                .49               1.27
                                     -------            -------            -------            -------            -------
Less distributions:
  Dividends from net
    investment income.........          (.68)              (.65)              (.72)              (.62)              (.61)
  Tax return of capital.......          (.01)              (.03)                 -                  -                  -
                                     -------            -------            -------            -------            -------
    Total distributions.......          (.69)              (.68)              (.72)              (.62)              (.61)
                                     -------            -------            -------            -------            -------
Net asset value, end of
  year........................       $ 10.30            $ 10.75            $ 10.54            $ 10.23            $ 10.36
                                     =======            =======            =======            =======            =======
Total return (b)..............          2.26%              8.73%             10.37%              4.83%             13.53%
Net assets, end of year (in
  thousands)..................       $33,617            $32,268            $28,089            $23,692            $25,317
Ratio of expenses to average
  daily net assets (d)........           .95%               .95%               .95%              1.26%              1.29%
Ratio of net investment income
  (loss) to average daily net
  assets (d)..................          6.29%              6.02%              6.77%              6.05%              6.23%
Portfolio turnover rate
  (excluding short-term
  securities).................         127.1%             152.5%              85.1%             125.2%             203.7%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(c)  Commencement of operations.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $125,275, $134,706, $121,780, $35,718 and $36,128 in expenses for the years ended
     September 30, 1999, 1998, 1997, 1996 and 1995, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.21%, 1.29%, 1.37%, 1.40% and 1.42%, respectively, and the ratio of net investment income to average daily net assets would have been 6.03%, 5.68%, 6.35%, 5.91% and 6.10%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.94%, 1.99%, 2.07%, 2.09% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.33%, 5.04%, 5.71%, 5.30% and 5.26%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.94%, 1.99%, 2.07%, 2.08% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.34%, 5.11%, 5.74%, 5.32% and 5.20%, respectively.
(e)  Adjusted to an annual basis.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                           CLASS B
                                 --------------------------------------------------------------------------------------------

                                                                   YEAR ENDED SEPTEMBER 30,
                                 --------------------------------------------------------------------------------------------
                                       1999               1998               1997               1996             1995(A)
                                 ----------------   ----------------   ----------------   ----------------   ----------------
Net asset value, beginning of
  year........................       $ 10.77            $ 10.56             $10.24             $10.37             $ 9.70
                                     -------            -------             ------             ------             ------
Income from investment operations:
  Net investment income.......           .61                .57                .63                .54                .53
  Net gains (losses) on
    securities (both realized
    and unrealized)...........          (.44)               .24                .33               (.13)               .67
                                     -------            -------             ------             ------             ------
    Total from investment
      operations..............           .17                .81                .96                .41               1.20
                                     -------            -------             ------             ------             ------
Less distributions:
  Dividends from net
    investment income.........          (.60)              (.57)              (.64)              (.54)              (.53)
  Tax return of capital.......          (.01)              (.03)                 -                  -                  -
                                     -------            -------             ------             ------             ------
    Total distributions.......          (.61)              (.60)              (.64)              (.54)              (.53)
                                     -------            -------             ------             ------             ------
Net asset value, end of
  year........................       $ 10.33            $ 10.77             $10.56             $10.24             $10.37
                                     =======            =======             ======             ======             ======
Total return (b)..............          1.51%              7.92%              9.65%              4.06%             12.74%
Net assets, end of year (in
  thousands)..................       $14,057            $10,079             $6,079             $3,375             $1,084
Ratio of expenses to average
  daily net assets (d)........          1.70%              1.70%              1.70%              2.01%              2.05%
Ratio of net investment income
  (loss) to average daily net
  assets (d)..................          5.57%              5.33%              6.08%              5.38%              5.32%
Portfolio turnover rate
  (excluding short-term
  securities).................         127.1%             152.5%              85.1%             125.2%             203.7%

                                                                          CLASS C
                                --------------------------------------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                                MARCH 1,
                                                        YEAR ENDED SEPTEMBER 30,                               1995(C) TO
                                -------------------------------------------------------------------------    SEPTEMBER 30,
                                      1999               1998               1997               1996               1995
                                ----------------   ----------------   ----------------   ----------------   ----------------
Net asset value, beginning of
  year........................       $10.76             $10.55             $10.23             $10.37             $ 9.90
                                     ------             ------             ------             ------             ------
Income from investment operati
  Net investment income.......          .61                .57                .63                .54                .31
  Net gains (losses) on
    securities (both realized
    and unrealized)...........         (.45)               .24                .33               (.14)               .47
                                     ------             ------             ------             ------             ------
    Total from investment
      operations..............          .16                .81                .96                .40                .78
                                     ------             ------             ------             ------             ------
Less distributions:
  Dividends from net
    investment income.........         (.60)              (.57)              (.64)              (.54)              (.31)
  Tax return of capital.......         (.01)              (.03)                 -                  -                  -
                                     ------             ------             ------             ------             ------
    Total distributions.......         (.61)              (.60)              (.64)              (.54)              (.31)
                                     ------             ------             ------             ------             ------
Net asset value, end of
  year........................       $10.31             $10.76             $10.55             $10.23             $10.37
                                     ======             ======             ======             ======             ======
Total return (b)..............         1.50%              7.92%              9.66%              4.07%              7.91%
Net assets, end of year (in
  thousands)..................       $5,126             $4,343             $2,187             $1,139             $  321
Ratio of expenses to average
  daily net assets (d)........         1.70%              1.70%              1.70%              2.01%              2.05%(e)
Ratio of net investment income
  (loss) to average daily net
  assets (d)..................         5.58%              5.40%              6.11%              5.39%              5.26%(e)
Portfolio turnover rate
  (excluding short-term
  securities).................        127.1%             152.5%              85.1%             125.2%             203.7%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(c)  Commencement of operations.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $125,275, $134,706, $121,780, $35,718 and $36,128 in expenses for the years ended
     September 30, 1999, 1998, 1997, 1996 and 1995, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.21%, 1.29%, 1.37%, 1.40% and 1.42%, respectively, and the ratio of net investment income to average daily net assets would have been 6.03%, 5.68%, 6.35%, 5.91% and 6.10%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.94%, 1.99%, 2.07%, 2.09% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.33%, 5.04%, 5.71%, 5.30% and 5.26%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.94%, 1.99%, 2.07%, 2.08% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.34%, 5.11%, 5.74%, 5.32% and 5.20%, respectively.
(e)  Adjusted to an annual basis.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Mortgage Securities Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Mortgage Securities Fund, Inc. (the Fund) as of September 30, 1999 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1999 and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG LLP

Minneapolis, Minnesota
November 5, 1999

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1999. Dividends for the 1999 calendar year will be reported to you on Form 1099-Div in late January 2000. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, none qualifying for deduction by corporations.
October 23, 1998............................................   $.0314
October 31, 1998............................................    .0141
November 30, 1998...........................................    .0558
December 31, 1998...........................................    .0606
January 31, 1999............................................    .0625
February 28, 1999...........................................    .0564
March 31, 1999..............................................    .0687
April 30, 1999..............................................    .0526
May 31, 1999................................................    .0551
June 30, 1999...............................................    .0587
July 31, 1999...............................................    .0556
August 31, 1999.............................................    .0536
September 30, 1999..........................................    .0606
                                                               ------
                                                               $.6857*
                                                               ======

*  The total distribution of $.6857 includes $.0079 from tax return of capital.

CLASS B

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, none qualifying for deduction by corporations.
October 23, 1998............................................   $.0264
October 31, 1998............................................    .0123
November 30, 1998...........................................    .0493
December 31, 1998...........................................    .0539
January 31, 1999............................................    .0559
February 28, 1999...........................................    .0504
March 31, 1999..............................................    .0621
April 30, 1999..............................................    .0461
May 31, 1999................................................    .0485
June 30, 1999...............................................    .0522
July 31, 1999...............................................    .0493
August 31, 1999.............................................    .0472
September 30, 1999..........................................    .0544
                                                               ------
                                                               $.6080*
                                                               ======

*  The total distribution of $.6080 includes $.0070 from tax return of capital.

ADVANTUS MORTGAGE SECURITIES FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED) - CONTINUED

CLASS C

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, none qualifying for deduction by corporations.
October 23, 1998............................................   $.0264
October 31, 1998............................................    .0123
November 30, 1998...........................................    .0492
December 31, 1998...........................................    .0538
January 31, 1999............................................    .0558
February 28, 1999...........................................    .0503
March 31, 1999..............................................    .0620
April 30, 1999..............................................    .0460
May 31, 1999................................................    .0484
June 30, 1999...............................................    .0492
July 31, 1999...............................................    .0521
August 31, 1999.............................................    .0471
September 30, 1999..........................................    .0543
                                                               ------
                                                               $.6069*
                                                               ======

*  The total distribution of $.6069 includes $.0070 from tax return of capital.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account -- subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48641 Rev. 11-1999